UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2020

AMERICAN ELECTRIC POWER COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (614) 716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	New York Stock Exchange
6.125% Corporate Unit	AEP PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sale of 17,000,000 Equity Units

On August 11, 2020, American Electric Power Company, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters (the “Underwriters”) relating to the registered public offering and sale of 15,000,000 Equity Units (“Equity Units”) for an aggregate principal amount of $750,000,000 million (the “Underwriting Agreement”). The Underwriters were granted an option to purchase an additional 2,000,000 Equity Units to cover over-allotments pursuant to the Underwriting Agreement.

The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein

On August 14, 2020, the Company completed its offering of 17,000,000 Equity Units (aggregate stated amount of $850,000,000, representing the exercise in full of the Underwriters’ over-allotment option) initially in the form of corporate units consisting of a purchase contract issued by the Company and a 1/20 undivided beneficial ownership interest in $1,000 principal amount of the 1.30% junior subordinated notes due 2025 (the “Notes”). Holders of the Equity Units are entitled to receive quarterly contract adjustment payments at a rate of 4.825% per year on the stated amount of each Equity Unit, subject to the Company’s right to defer contract adjustment payments. The Company intends to use the net proceeds from the Equity Units (approximately $833 million before expenses) to support AEP’s overall capital expenditure plans, to repay debt, or for other general corporate purposes.

The purchase contracts for the Equity Units are being issued pursuant to a Purchase Contract and Pledge Agreement dated as of August 14, 2020 (the “Purchase Contract and Pledge Agreement”), between the Company and the Bank of New York Mellon Trust Company, N.A., in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligations to purchase the shares of common stock under the purchase contracts that form a part of the Equity Units. The Notes will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into between the Company, the Bank of New York Mellon Trust Company, N.A., as purchase contract agent, and a remarketing agent or agents to be designated by the Company (the “Remarketing Agreement”).

The terms of the Notes are governed by a Junior Subordinated Indenture, dated as of March 1, 2008 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the Supplemental Indenture No. 2, dated August 14, 2020 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Notes bear interest at 1.30% per annum, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on November 15, 2020, subject to the Company’s right to defer interest payments. The Notes are the unsecured and subordinated obligations of the Company and rank junior in payment to all of our existing and future Senior Indebtedness.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment default and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 33% in principal amount outstanding of the applicable series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Purchase Contract and Pledge Agreement, the form of Corporate Units certificate, the form of Treasury Units certificate, the form of remarketing agreement, the Base Indenture and the Supplemental Indenture are each filed herewith as exhibits and are expressly incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1    Underwriting Agreement, dated August 11, 2020, between the Company and J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 17,000,000 Equity Units.

4.1    Purchase Contract and Pledge Agreement, dated as of August 14, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary.

4.2    Junior Subordinated Indenture, dated March 1, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee for the Junior Subordinated Debentures [Registration Statement No. 333-156387, Exhibits 4(c) and 4(d); Form 8-K, Exhibit 3, dated March 19, 2019].

4.3    Supplemental Indenture No. 2, dated August 14, 2020, from the Company to The Bank of New York Mellon Trust Company, N.A., as trustee

4.4    Form of Remarketing Agreement (included in Exhibit 4.1 hereto).

4.5    Form of Corporate Units (included in Exhibit 4.1 hereto).

4.6    Form of Treasury Units (included in Exhibit 4.1 hereto).

4.7    Form of 1.30% junior subordinated debenture due 2025 (included in Exhibit 4.3 hereto).

5.1    Opinion of Thomas G. Berkemeyer, Esq. regarding the Equity Units.

5.2    Opinion of Thomas G. Berkemeyer, Esq. regarding the Notes.

8.1    Opinion of Simpson Thacher & Bartlett LLP.

23.1    Consent of Thomas G. Berkemeyer, Esq. (included in Exhibits 5.1 and 5.2).

23.2    Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary

August 14, 2020